UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2026
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Vir Biotechnology, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39083	81-2730369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Owens Street, Suite 900
San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 906-4324
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	VIR	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 25, 2026, Saira Ramasastry, M.S., M.Phil., a member of the Board of Directors (the Board) of Vir Biotechnology, Inc. (the Company) and Chair of the Company’s Audit Committee (the Audit Committee), informed the Company that, due to a business conflict, she will be stepping down from her role as a member of the Board and the Audit Committee, effective May 26, 2026. Ms. Ramasastry’s decision to step down from the Board is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Board expresses its appreciation for Ms. Ramasastry’s service as a director and contributions to the Board and the Company.
On May 26, 2026, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board approved the appointment of Robert More, MBA as Chair of the Audit Committee and a decrease in the size of the Board from eight to seven members, each effective upon Ms. Ramasastry’s departure from the Board.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 26, 2026, the Company held its 2026 Annual Meeting of Stockholders (the Annual Meeting). As of the close of business on March 31, 2026, the record date for the Annual Meeting, 161,234,058 shares of Company common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.
Proposal 1. Election of Directors
The Company’s stockholders elected the three persons listed below as Class I directors, each to serve until the Company’s 2029 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Robert More, MBA	114,856,835	6,833,096	16,677,343
Janet Napolitano, J.D.	67,235,175	54,454,756	16,677,343
Elliott Sigal, M.D., Ph.D.	115,030,681	6,659,250	16,677,343
Proposal 2. Advisory Vote on Executive Compensation
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,453,963	11,863,405	1,372,563	16,677,343
Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the appointment by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
137,048,756	153,836	1,164,682	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIR BIOTECHNOLOGY, INC.

Date:	May 28, 2026	By:	/s/ Marianne De Backer
Marianne De Backer, M.Sc., Ph.D., MBA President and Chief Executive Officer